EXHIBIT 32.6
                                                                    ------------



     In connection with the Quarterly Report on Form 10-Q for the quarter ended August 31, 2003 as filed by Carnival plc with the Securities and Exchange Commission on the date hereof (the "Report"), I certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Carnival plc.


Date:  October 15, 2003



                                   By: /s/ Gerald R. Cahill
                                   ------------------------
                                   Gerald R. Cahill
                                   Senior Vice President-Finance
                                   and Chief Financial and
                                   Accounting Officer